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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 8, 2000


                                 C ME RUN CORP.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

        0-25359                                          65-0877745
(Commission File Number)                    (IRS Employer Identification Number)

                                 ONE CABOT ROAD
                           HUDSON, MASSACHUSETTS 01749
              (Address of principal executive offices and zip code)

                                 (978) 567-6800
              (Registrant's telephone number, including area code)

                                 C ME RUN CORP.
                          1740 MASSACHUSETTS BOULEVARD
                         BOXBOROUGH, MASSACHUSETTS 01719
                            (Former name and address)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Dorra Shaw & Dugan Certified Public Accountants ("DS&D") were previously the principal accountants to audit the financial statements of C Me Run Corp. (the "Company"). On February 8, 2000, that firm's appointment as principal independent auditors was terminated. The firm of Deloitte & Touche LLP was engaged on April 21, 2000 as principal independent auditors. The decision to change auditors was recommended by the Company's Board of Directors.

         In connection with the audits of the Company's financial statements as of September 30, 1999 and for the period December 1, 1998 (date of inception) to September 30, 1999, and with respect to the subsequent period through the date of termination, there were no disagreements with DS&D on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         DS&D's reports on the consolidated financial statements of the Company as of September 30, 1999 and for the period December 1, 1998 (date of inception) to September 30, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to audit scope or accounting principles, however, such report did include an explanatory paragraph referring to the Company's ability to continue as a going concern.

         The Company delivered a copy of this Report on Form 8-K to DS&D on April 28, 2000 and requested DS&D to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of DS&D is attached hereto as Exhibit 16.

         As noted above, the Company engaged Deloitte & Touche LLP as its new independent accountants on April 21, 2000. From the date of the Company's inception (December 1, 1998) through April 20, 2000, the Company has not consulted with Deloitte & Touche LLP concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.

         Since the date of the Company's inception (December 1, 1998), no "reportable events" (as described in Item 304 (a)(1)(v) of Regulation S-K) have occurred.

ITEM 5.  OTHER EVENTS
         ------------

         On April 19, 2000, the Board of Directors of the Company, pursuant to the Company's by-laws, increased the number of directors of the Company from five to six and appointed Mr. Richard Hronicek to fill the newly-created vacancy on the Board of Directors.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS



         (c) The following exhibit is filed with this Current Report on Form
8-K.


         EXHIBIT No.         DESCRIPTION

         16                  Letter Regarding Change in Certifying Accountants


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 C ME RUN CORP.


                                 By:    /s/ David Myers
                                        -----------------------
                                        Name:  David Myers
                                        Title: President

Date: April 28, 2000